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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1999

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                       CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)


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          DELAWARE                    333-33015                75-2672663
       (State or other          (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)
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    600 CONGRESS AVE.
        SUITE 1400                                                78701
       AUSTIN, TEXAS                                            (Zip code)
  (Address of principal
    executive offices)
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       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         In a press release dated September 27, 1999, a copy of which is incorporated herein as Exhibit 99.1, Capstar Communications, Inc. ("Capstar Communications"), an indirect subsidiary of Capstar Broadcasting Partners, Inc., announced the commencement of (i) a tender offer (the "Tender Offer") to purchase for cash all of its outstanding 10 3/4% Senior Subordinated Notes due 2006 (the "Notes"), and (ii) the solicitation of consents to proposed amendments to eliminate certain restrictive covenants and to amend certain other provisions of the indenture to which the Notes were issued.

         In a press release dated October 13, 1999, a copy of which is incorporated herein as Exhibit 99.2, Capstar Communications announced the amendment and pricing of the Tender Offer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --     Press release, dated September 27, 1999.(1)
         99.2     --     Press release, dated October 13, 1999.(2)

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(1) Incorporated by reference to the identically numbered exhibit on the Form 8-K of Capstar Communications, filed September 27, 1999.

(2) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, filed October 13, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CAPSTAR BROADCASTING PARTNERS, INC.
                                            (Registrant)



                                            By:  /s/ W. SCHUYLER HANSEN
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                                                 W. Schuyler Hansen
                                                 Senior Vice President and
                                                 Chief Accounting Officer


Date:    October 13, 1999